UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  June 25, 2013

Aly Energy Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	033-92894	75-2440201
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Riverway, Suite 920
Houston, Texas 77056
(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-333-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant

(a)           Dismissal of Independent Registered Public Accounting Firm

On June 24, 2013, Phillip Vogel & Co., P.C. (the “Former Auditor”) was dismissed as the independent registered public accounting firm for Aly Energy Services, Inc. (formerly Preferred Voice, Inc., the “Company”).  The Former Auditor has served as the auditors of the Company’s financial statements for more than the past ten years.

The reports of Former Auditor on the Company’s consolidated financial statements for the Company’s fiscal years ended March 31, 2011 and 2012, and for the transition period ended December 31, 2012, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the Former Auditor’s dismissal, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated as of June 24, 2013, is filed as an Exhibit 16.1 to this Form 8-K.

(b)           Appointment of New Independent Registered Public Accounting Firm

Effective June 24, 2013, UHY, LLP (“UHY”) was engaged to serve as the Company’s new independent registered public accounting firm.  The engagement of UHY, as the Company’s new independent registered public accounting firm, was approved by the Company’s Board of Directors.  During the Company’s two most recent fiscal years and any subsequent interim period preceding the Former Auditor’s dismissal, the Company did not consult with UHY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304 of Regulation S-K or a reportable event as such term is described in Item 304 of Regulation S-K.  UHY provided its audit report in respect of the financial statements of Aly Operating, Inc., a subsidiary of the Company acquired on May 14, 2013, and Austin Chalk Petroleum Services Corp., a subsidiary of Aly Operating, Inc., which were filed by the Company on a Current Report on Form 8-K on May 15, 2013.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter of former auditors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aly Energy Services, Inc.

Dated: June 25, 2013	By:	/s/ Alya Hidayatallah
Alya Hidayatallah
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of former auditors